                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [_]


PRE-EFFECTIVE AMENDMENT NO.              [_]

POST-EFFECTIVE AMENDMENT NO. 1           [X]


                                 VAN ECK FUNDS
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   99 PARK AVENUE, NEW YORK, NEW YORK  10016
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 212-687-5200
                        (REGISTRANT'S TELEPHONE NUMBER)

                          THADDEUS LESZCZYNSKI, ESQ.
                        VAN ECK ASSOCIATES CORPORATION
                   99 PARK AVENUE, NEW YORK, NEW YORK  10016
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

         COPY TO: PHILIP H. NEWMAN, ESQ., GOODWIN PROCTER & HOAR  LLP
                 EXCHANGE PLACE, BOSTON, MASSACHUSETTS  02109

       ------------------------------------------------------------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: IS ON OR ABOUT AUGUST 27,
1997

     NO FILING FEE IS REQUIRED BECAUSE THE REGISTRANT HAS HERETOFORE DECLARED ITS INTENTION TO REGISTER AN INDEFINITE NUMBER OF SHARES OF BENEFICIAL INTEREST, $.001 PAR VALUE, OF THE GOLD/RESOURCES FUND SERIES, PURSUANT TO RULE 24F-2(A)(1) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "ACT"). A RULE 24F-2 NOTICE WAS FILED ON OR ABOUT FEBRUARY 21, 1997 FOR THE REGISTRANT.

                                 VAN ECK FUNDS

                             Cross-Reference Sheet
           Pursuant to Rule 481(a) under the Securities Act of 1933


Form N-14 Item No.      Location in Proxy Statement/Prospectus
------------------      --------------------------------------

PART A
1.         Cover Page of Registration Statement; Prospectus Cover Page

2.         Table of Contents

3.         Introduction; Synopsis; Special Considerations and Risk Factors

4.         Synopsis, The Reorganization

5.         Prospectus Cover Page; Synopsis; Gold/Resources Fund and Additional
           Information

6.         Prospectus Cover Page; Synopsis; Gold Opportunity Fund; Additional
           Information

7.         Notice of Special Meeting; Introduction; Synopsis; The
           Reorganization; Gold/Resources Fund and Gold Opportunity Fund;
           Information Concerning The Meeting; Additional Information

8.         Not Applicable

9.         Not Applicable

PART B

10.        Cover Page of Statement of Additional Information

11.        Table of Contents

12.        General Information

13.        General Information

14.        Not Applicable

[LOGO]Van Eck Global

August 20, 1997

Dear Shareholder:

As you know, GOLD OPPORTUNITY FUND was closed to new purchases as of April 30, 1997. At this time, we are asking our shareholders to consider voting for the reorganization of the Fund by means of a tax-free merger into the Van Eck Gold/Resources Fund, which we believe to be in shareholders' best interests. The reorganization is being proposed in part because the Fund's investment adviser has indicated that it will soon discontinue its voluntary absorption of a substantial portion of Fund expenses. Because of the Fund's small size, this will have an adverse effect on performance, which in turn could reduce assets and further increase the Fund's expense ratio.

Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of Gold Opportunity Fund to be held on Friday, September 26, 1997 for the purpose of considering the proposed Agreement and Plan of Reorganization and Liquidation. PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY. IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention in this matter benefits all shareholders. Thank you.

                                       Sincerely,

                                       /s/ John C. van Eck

                                       John C. van Eck
                                       Chairman of the Board


    Van Eck Global, 99 Park Avenue, New York, NY 10016 tel. 212.687.5200 or
                         800.826.3251 fax 212.687.5248

                                 VAN ECK FUNDS
                             GOLD OPPORTUNITY FUND
                   99 Park Avenue, New York, New York 10016
                                1-800-826-3251

                    --------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                              SEPTEMBER 26, 1997

                    --------------------------------------

A SPECIAL MEETING OF SHAREHOLDERS OF GOLD OPPORTUNITY FUND (THE "FUND"), A SERIES OF VAN ECK FUNDS (THE "TRUST"), will be held at 99 Park Avenue, 8th Floor, New York, New York, on Friday, September 26, 1997 at 3:00 p.m., New York Time, for the following purposes:

  (1) To consider approval of the Agreement and Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Gold/Resources Fund, another series of the Trust, the assumption of the liabilities of the Fund by Gold/Resources Fund, the distribution of Gold/Resources Fund shares to the Fund's shareholders and the liquidation of the Fund; and

  (2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on Friday, August 15, 1997 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                       By order of the Board of Trustees

                                       /s/ Thaddeus M. Leszczynski

                                       Thaddeus M. Leszczynski
                                       Secretary

August 18, 1997

                    --------------------------------------

                            YOUR VOTE IS IMPORTANT!

                    --------------------------------------

       WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE COMPLETE,
           DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

 INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT/PROSPECTUS FOR
                               FUTURE REFERENCE.

                          -------------------------

                                 VAN ECK FUNDS
                   99 Park Avenue, New York, New York 10016

                              1-800-826-3251

                          -------------------------

                          PROXY STATEMENT/PROSPECTUS

                          -------------------------

Van Eck Funds (the "Trust") has filed a Registration Statement with the Securities and Exchange Commission (the "SEC") for the registration of the Class A shares of Gold/Resources Fund, a series of the Trust ("GRF"), to be offered to the shareholders of Gold Opportunity Fund, also a series of the Trust ("GOF"), pursuant to an Agreement and Plan of Reorganization and Liquidation of the Trust involving the exchange of GOF's assets, for Class A shares of GRF, the assumption of the liabilities of GOF by GRF, the distribution of GRF shares to GOF's shareholders and the subsequent liquidation of GOF (the "Reorganization").

GRF is a diversified series of the Trust, which is an open-end management investment company, that seeks long-term capital appreciation. GRF attempts to achieve its investment objective by investing its assets in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, oil, natural gas and coal. There can be no guarantee that GRF will achieve its investment objective.

The prospectus for GRF dated April 30, 1997 and information relating to GOF contained in the prospectus for GOF contained in the post-effective amendment the Trust's Registration Statement filed with the SEC on March 3, 1997 (the "Prospectuses") and the Statement of Additional Information for the Trust, dated April 30, 1997 and information relating to GOF contained in the post-effective amendment to the Trust's Registration Statement filed with the SEC on March 3, 1997 (the "Statements of Additional Information") are incorporated by reference into this Proxy Statement/Prospectus.

This Proxy Statement/Prospectus sets forth concisely information about GRF and GOF that the shareholders of GOF should know in considering the Reorganization and should be retained for future reference. GOF has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement/Prospectus and the accompanying documents.

A Statement of Additional Information relating to the Reorganization (the "Reorganization Statement of Additional Information") dated August 18, 1997, is incorporated by reference into this Proxy Statement/Prospectus and is available from the Trust by calling the telephone number listed above or by writing to the Funds at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         This Proxy Statement/Prospectus is dated August 18, 1997

TABLE OF
CONTENTS                                                                   PAGE
--------------------------------------------------------------------------------
Introduction................................................................   2
Synopsis....................................................................   4
 The Reorganization.........................................................   4
 Investment Objectives and Policies.........................................   4
 Reasons for the Transaction................................................   6
 Investment Advisory and Administrative Fees................................   7
 Other Fees.................................................................   7
 Purchase Procedures/Sales Charges..........................................  10
 Exchange Privileges........................................................  10
 Conversion Feature.........................................................  10
 Redemption Procedures......................................................  10
 Dividends and Distributions................................................  11
 Net Asset Value............................................................  11
 Tax Consequences...........................................................  11
Special Considerations and Risk Factors.....................................  11
The Reorganization..........................................................  13
 Procedures.................................................................  13
 Terms of the Plan of Reorganization and Liquidation........................  13
 Benefits to GOF as a Result of Reorganization..............................  14
 Tax Consequences of the Reorganization.....................................  15
 Capitalization.............................................................  16
Gold/Resources Fund and Gold Opportunity Fund...............................  17
 Financial Highlights.......................................................  17
  Gold/Resources Fund (Class A).............................................  17
  Gold Opportunity Fund.....................................................  18
 Management.................................................................  18
 Shares of GRF to be Issued in the Reorganization and Shares of GOF.........  19
 Other Matters..............................................................  20
Information Concerning the Meeting..........................................  21
 Date, Time and Place of Meeting............................................  21
 Solicitation, Revocation and Use of Proxies................................  21
 Record Date and Outstanding Shares.........................................  21
 Security Ownership of Certain Beneficial Owners and Management.............  21
 Voting Rights and Required Vote............................................  21
Additional Information......................................................  22
Plan of Reorganization and Liquidation...................................... A-1

                                 VAN ECK FUNDS

                          GOLD OPPORTUNITY FUND
                              GOLD/RESOURCES FUND
              99 Park Avenue, 8th Floor, New York, New York 10016

                              1-800-826-3251

                    -------------------------------------

                          PROXY STATEMENT/PROSPECTUS

                         MEETING OF SHAREHOLDERS

               TO BE HELD ON SEPTEMBER 26, 1997, 3:00 P.M.
                 99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK

                    -------------------------------------

                                 INTRODUCTION

This proxy statement is furnished to the shareholders of GOF in connection with the solicitation by the Board of Trustees of Van Eck Funds (the "Trust") of which GOF is a series, of proxies to be used at the meeting of shareholders of GOF to be held on September 26, 1997, or any adjournments thereof (the "Meeting"), to approve or disapprove a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of assets from GOF for Class A shares of GRF (the "Reorganization Shares"), the assumption of the liabilities of GOF by GRF, the distribution of such Reorganization Shares to the shareholders of GOF and the subsequent liquidation of GOF, as set forth herein (the "Reorganization"). As of August 15, 1997, the record date, there were 659,538,764 shares of GOF outstanding (representing 476,174,136 Class A shares, 99,165,739 Class B shares and 84,198,889 Class C shares) and 20,395,327,116 shares of GRF (representing Class A shares). Each shareholder of GOF will be entitled to one vote for each share and a fractional vote for each fractional share held on the record date. It is expected that the mailing of this proxy statement will commence on or about August 27, 1997. GRF and GOF each may be referred to herein individually as a "Fund" and collectively as the "Funds".

The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the proposal unless a choice is indicated to vote against the proposal. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the secretary of the Trust at the address listed on the front cover of this Proxy Statement/Prospectus or by voting in person at the Meeting.

In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies by GOF. If GOF proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

To the knowledge of GOF, as of July 31, 1997, no shareholder owned of record or beneficially 5% or more of the outstanding shares of that Fund, except as follows:

       GOF-CLASS A
       Merrill Lynch Pierce Fenner & Smith    51,440,000 shares
       For the Sole Benefit of Its Customers   or 10.62%
       Attn Fund Administration
       4800 Deer Lake Drive East, 3rd Floor
       Jacksonville, Florida 32246-6484

       Charles Schwab & Co. Inc.              35,354.662 shares
       Special Custody Account FEBO            or 7.30%
       Customers Instl. OneSource
       101 Montgomery Street
       San Francisco, California 94104-4122
       GOF-CLASS B
       Merrill Lynch Pierce Fenner & Smith    40,180.000 shares
       For the Sole Benefit of Its Customers   or 40.52%
       Attn Fund Administration
       4800 Deer Lake Drive East, 3rd Floor
       Jacksonville, Florida 32246-6484
       Prudential Securities Inc. FBO         5,258.000 shares
       Alfred J. Gobar Ttee                    or 5.30%
       Alfred J. Gobar Assoc. Inc.
       PS Plan Dtd 07/01/77
       721 Kimberly Avenue
       Placentia, California 92870-6343
       GOF-CLASS C
       Elizabeth M. Cheatham Tr.              21,531.907 shares
       FBO Elizabeth M. Cheatham               or 25.25%
       Charitable Remainder Unitrust
       Dtd 11/21/95
       5101 N Casa Blanca Drive #6
       Scottsdale, Arizona 85253-6985
       PaineWebber for the Benefit of         9,823.524 shares
       PaineWebber CDN FBO                     or 11.52%
       Mr. Martin N. Degrand
       P.O. Box 3321
       Weehawken, New Jersey 07087-6154
       Dain Bosworth Inc. FBO                 9,604.192 shares
       Lancaster Ventures LLC                  or 11.26%
       Attn Joseph J. Kerrigan
       P.O. Box 6368
       Lincoln, Nebraska 68506-0368
       Merrill Lynch Pierce Fenner & Smith    1,291,490.937 shares
       For the Benefit of Its Customers        or 6.26%
       Attn Fund Administration
       4800 Deer Lake Drive East, 3rd Floor
       Jacksonville, Florida 32246-6484

In addition, as of July 31, 1997, John C. van Eck, Chairman and Trustee of the Trust, and his wife owned 8.10% of the Class A shares of GOF. As of the same date, all Trustees and officers of the Trust as a group owned 8.5% of Class A Shares of GOF and less than 1% of Class B and C of GOF and of GRF. Van Eck Associates Corporation (the "Adviser") owned 0.6% and 4.6% of GOF's Class B and Class C shares, respectively, as of that date.

The Adviser has agreed to absorb all of the expenses of GOF and GRF associated with effecting the transactions contemplated by the Plan (except the costs involved in disposing of any portfolio securities) as well as the unamortized organizational costs outstanding on the date of the consummation of the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Trust, the Adviser and/or DST Systems, Inc., the Funds' Transfer Agent and Dividend Paying Agent (the "Transfer Agent" or "DST"), personally or by telephone or, telegraph, facsimile or other means. Brokerage houses, banks and other fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund and to obtain authorization for the execution of proxies.

                                   SYNOPSIS

The following is a synopsis of the information contained in or incorporated by reference in this Proxy Statement/Prospectus regarding the Reorganization, and presents key considerations for shareholders of GOF to assist them in determining whether to approve the Reorganization. See also "Special Considerations and Risk Factors" below.

The Reorganization

Sales of GOF shares are lower than had been expected and sufficient improvement in the sale of GOF shares is not anticipated by the Fund's distributor. The Trustees of the Trust, of which GOF is a series, have determined that the Reorganization (as described herein) is in the best interests of the shareholders of GOF and have given their approval to the transactions contemplated in the Plan associated with the Reorganization. The result of the Reorganization, if it is consummated, will be the exchange of assets from GOF for Reorganization Shares, the assumption of the liabilities of GOF by GRF, the distribution of such Reorganization Shares to the shareholders of GOF and the subsequent liquidation of GOF. For more information see "The Reorganization" below.

Investment Objectives and Policies

Summary Comparison between GOF and GRF. Although GOF and GRF differ in some respects, they have certain similarities in their investment objectives and portfolios. As more fully described in this section and in the section entitled "Special Considerations and Risk Factors" below, both GOF and GRF seek capital appreciation by investing globally in a mix of equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals. Both Funds invest in foreign issuers, including developing countries with emerging economies and securities markets. GOF and GRF also both invest in a number of similar investment securities such as options, futures and repurchase agreements. GRF, however, also invests in debt securities of such companies and may invest in a wider variety of companies involved in the exploration, development, production and development of natural resources than GOF does.

GRF is a diversified fund and GOF is nondiversified (as such terms are defined under the Investment Company Act of 1940, as amended (the "1940 Act")). GRF seeks to reach its investment objective by investing in equity and debt securities, while GOF does so by investing in equity securities. In addition, GOF is engaged in a somewhat more aggressive strategy in seeking to reach an investment objective that is similar to that of GRF. GOF, unlike GRF, invests in companies that are located in South Africa. GOF also may invest heavily in smaller companies in the precious metals industry and may invest up to 100% of its assets in cash or high quality money market instruments.

GRF. GRF is a diversified series of the Trust which is an open-end management investment company organized as a Massachusetts business trust. The Adviser acts as the investment adviser to GRF. GRF seeks long-term capital appreciation. GRF attempts to achieve its investment objective by investing its assets in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, oil, natural gas and coal, and by investing in gold bullion and coins. The Fund may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. Although current income may be realized, it is not an investment objective. It is anticipated that the Fund will realize only a nominal amount of current income. Normally, the Fund will have at least 65% of its total assets invested in some combination of securities of companies engaged in gold mining and natural resources activities. GRF may invest up to 35% of the value of its total assets in: (a) common stock of companies not in the gold mining/natural resources areas; (b) high grade corporate debt securities; and (c) obligations issued or guaranteed by U.S. or foreign governments and repurchase agreements.

The five largest gold producing countries are South Africa, the United States, Australia, CIS (the former U.S.S.R.) and Canada. During normal market conditions, the Fund expects to invest at least 25% of its assets in securities of companies in Canada and the United States which are engaged in gold mining. The Fund will not invest in securities of South African issuers. This is a fundamental policy of the Fund which may be changed only with shareholder approval.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.

The Fund may invest up to 5% of assets at the time of purchase in warrants. Of this 5%, not more than 2% may be invested in warrants that are not listed on the New York Stock Exchange or American Stock Exchange. The Fund may invest up to 5% of assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. The Fund may buy and sell financial futures contracts and options on financial futures contracts and may write, purchase or sell puts and calls on foreign currencies and securities, invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers; and may buy and sell commodity futures contracts on precious metals and on precious metals indices and may write, purchase or sell covered put and call options thereon.

GRF has reserved the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins. Since coins and bullion do not generate any investment income, the sole source of return to the Fund from such investments would be from gains realized on their sale. The Fund incurs custody costs in storing gold billion and coins.

The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers and thus the relative amount of such investments will change from time to time. Investments by the Fund in securities of foreign issuers may involve particular investment risks.

During periods of less favorable economic or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

GOF. GOF is a non-diversified series of the Trust. The Adviser also acts as investment adviser to GOF. This Fund seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals and in other investments whose value is related to the value of precious metals. Under normal market conditions, the Fund will invest at least 65% of its total assets in the securities of such companies. Such securities include equities; preferred stock; convertible debt and equities; warrants; options, futures and forward contracts on precious metals and precious metals securities; indexed securities and structured notes on precious metals and precious metals indices; and precious metals bullion and coins.

In pursuing an aggressive strategy, the Fund may invest a significant portion of its assets in the securities of smaller companies engaged in the precious metals industry ("Emerging and Marginal Producers") and anticipates that its portfolio turnover will be higher than other funds with similar investment objectives. In addition, when the Adviser anticipates that the price of the securities of issuers in the precious metals industry may suffer a significant market decline, the Fund may hold cash or invest in high quality money market instruments for defensive purposes. When, in the Adviser's opinion, a defensive position in the market is appropriate, the Fund may invest without limitation, up to 100% of its total assets in cash or high quality money market instruments. While the Fund expects to do so only temporarily, conditions may arise that cause the Fund to be invested in money market instruments for extended periods. The Fund may also invest in South Africa and in the securities of issuers located in countries with developing markets and economies. In addition, the Fund may borrow up to 30% of its assets for leveraging purposes, may lend its portfolio securities and may make short sales of securities of issuers in the precious metals industry. The Fund may invest in securities issued anywhere in the world, including the United States. There are no limitations on the amount the Fund may invest in any one country, whether developed or underdeveloped. There are substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The Fund may invest up to 35% of its assets in debt and equity securities of issuers not involved in the precious metals industry, including high grade liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies and instrumentalities, as well as in money market instruments.

Reasons for the Transaction

Sales of GOF have, overall, fallen short of the expectations of Van Eck Securities Corporation (the "Distributor"). Net assets of GOF as of June 30, 1997 were approximately $6.0 million. This failure of GOF to reach the net asset level anticipated by the Distributor has meant that the Fund's expense ratio has been higher than anticipated. Since commencement of operations, the Adviser has been voluntarily absorbing operating expenses of GOF. The Adviser cannot reasonably be expected to subsidize the operations of the Fund indefinitely and without continued subsidization of GOF by the Adviser, the Fund's expense ratio would exceed that of many other funds with similar investment objectives. This would have an adverse impact on the Fund's performance. As a result, the GOF's current asset base could decline and the Fund's expense ratio would rise as certain fixed costs would be spread over a shrinking asset base. GOF's expense ratio for the year ended December 31, 1996 was 1.16% of average daily net assets (and if the Adviser had not assumed certain expenses, it would have been 3.32%). For the six months ended June 30, 1997, GOF's expense ratio was 2.00% of average daily net assets (annualized) (or 3.31% had the Adviser not assumed certain expenses). Expenses assumed by the Adviser were $55,409 for the six months ended June 30, 1997. In addition, the low level of assets in the Fund have made it difficult for the Adviser to effectively pursue the Fund's investment objective.

GRF, on the other hand, has achieved a substantial asset base since its inception, with net assets of approximately $96.6 million as of June 30, 1997. Although the assets of GRF have fluctuated from time to time, assets under management have been sufficiently stable for the Adviser to pursue the investment objectives of the Fund. The Distributor anticipates that assets of GRF, whether the Reorganization is approved or not, will remain relatively constant or will increase. After the Reorganization, shareholders of GOF will be subject to GRF's lower total expense ratio. As described more fully below, GRF pays a lower fee pursuant to Rule 12b-1 under the 1940 Act. Currently, the aggregate of advisory and administrative fees paid by GRF is higher than those paid by GOF because the Adviser has waived certain of GOF's administration fees during its first two years of operation. However, certain fixed shareholder expenses (such as accounting, transfer agent and legal expenses) will be lower for GRF than they would be for GOF in the absence of the Adviser's current practice of assuming GOF's expenses. Thus, assuming the Adviser discontinues its current practice of absorbing GOF's expenses, GOF shareholders will experience lower 12b-1 fees, administrative fees, and in the per share fixed costs by holding GRF shares than they would if they continued to hold shares in GOF. GRF's expense ratio for the year ended December 31, 1996 was 1.71% of average daily net assets. For the six months ended June 30, 1997, GRF's expense ratio was 1.85% of average daily net assets (annualized).

The Board of Trustees considered a number of factors and alternatives. In particular, the Trustees considered that the Adviser could not be expected to subsidize the operations of GOF indefinitely and that, upon the termination of the Adviser's commitment to absorb the expenses of GOF, expenses paid by GOF shareholders could be expected to increase dramatically. The Trustees determined that the Reorganization, as described herein, provided greater benefits to shareholders than other options, such as the liquidation of GOF. Liquidating GOF would have required most shareholders to recognize either gains or losses in the current tax year when many shareholders might have preferred to defer such gains or losses. An exchange into GRF would force the shareholder to recognize a gain or loss for tax purposes, whereas the merger will achieve the same result, but on a tax-free basis. The redemption procedure and exchange privilege allow any shareholder not desiring to participate in the Reorganization to achieve the same results as liquidation of GOF. The exchange privilege allows all shareholders of GOF to exchange into another fund within the Van Eck group of funds without imposition of any exchange fees or sales charges or to redeem their shares without imposition of a sales charge. The Board also considered the compatibility of the Funds' investment objectives, policies, restrictions and portfolios; any factors which might require an adjustment to the exchange price or formula, such as costs or tax and other benefits to be derived by the Funds; tax consequences of the reorganization; relative benefits to be derived by the Adviser and/or its affiliates or other persons; and other factors.

Investment Advisory and Administrative Fees

The Adviser acts as the investment adviser for GRF and GOF. The Adviser also acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the 1940 Act and manages or advises managers of portfolios of pension plans and others. Total aggregate assets under management of the Adviser on June 30, 1997 were approximately $1.5 billion. John C. van Eck, Chairman and President of Van Eck Funds and Van Eck Worldwide Insurance Trust, and members of his immediate family own 100% of the voting stock of the Adviser.

GRF and GOF pay investment advisory fees (the "Advisory Fee") to the Adviser according to the following schedule (1):

NET ASSETS                                                         GRF(2) GOF(2)
----------                                                         ------ ------
0-$500 million....................................................  .75%  1.00%
$500-$750 million.................................................  .65%  1.00%
In excess of $750 million.........................................  .50%  1.00%

-------
(1) The Advisory Fee is payable monthly computed on the average daily net assets.

(2) The Advisory Fee listed for GOF includes an investment advisory fee and an administrative fee which includes certain accounting and legal expenses. GRF pays a fee, which is assessed separately, for administrative and accounting services (the "Administrative Fee") at an annual rate of .25% of average daily net assets.

Other Fees

GRF has adopted a Plan of Distribution pursuant to Rule 12b-1 of the 1940 Act for its Class A shares. Under this Plan, GRF pays a fee to the Distributor accrued daily at an annual rate of 0.25% of the average daily net assets. GRF's 12b-1 Plan is a "reimbursement plan". Under GRF's 12b-1 Plan, the fees, or a percentage thereof, paid by GRF under the Plan are used for payments to agents or brokers who service shareholder accounts of GRF and the remainder is used for other actual promotional and distribution expenses incurred by the Distributor. Any 12b-1 Plan fee accrued by GRF in excess of payments to Brokers and Agents and reimbursement to the Distributor for its actual expenses will be retained by GRF. A reimbursement plan does not provide for the payment of interest as a distribution expense. The Plan of Distribution in effect for GRF is described in more detail in the Prospectus for GRF under "Plan of Distribution."

GOF has also adopted a 12b-1 Plan relating to each of its Class A, B and C shares. GOF's 12b-1 Plan is a "compensation plan". Under a compensation type plan, the fees paid by GOF under the Plan are not directly tied to expenses and payments by the Fund may be more or less than the actual expenses incurred under the Plan. The Plan also has a "carry-forward provision" which provides that the Distributor, in the event that any reimbursable or payable amount attributable to a fiscal year in excess of GOF's annual limitation for that fiscal year (a "Carry-Forward Amount"), such expenses may be paid in a subsequent fiscal year including after the termination of the Plan, subject to the annual limitation. The Distributor has agreed to waive its right to any Carry-Forward Amounts still remaining as of the date of the Reorganization.

GOF's Class A shares are subject to a 12b-1 fee accrued daily at an annual rate of .50% of average daily net assets. Of these amounts, .25% is paid to the selling broker and the remainder is retained by the Distributor. GOF's Class B shares are subject to an annual 1% distribution and servicing fee, of which .25% is paid to the selling broker for ongoing servicing and the balance is retained by the Distributor. GOF's Class C shares pay, on an annual basis, 1% of average daily net assets for distribution (.75%) and servicing (.25%). During the first year, the entire 1% is retained by the Distributor; in subsequent years, the Distributor pays the 1% to brokers for shareholder servicing and distribution. Nevertheless, at the time of the sale, the Fund, through the Distributor, makes payments to brokers, of 1% of the amount of sale in advance payment of the distribution and servicing fees.

GRF's total operating expenses for the year ended December 31, 1996 were 1.71% of average daily net assets and for the six months ended June 30, 1997 were 1.85% of average daily net assets (annualized). GOF's total operating expenses for the year ended December 31, 1996 were 1.16% (absent the assumption of expenses by the Adviser they would have been 3.32%) and for the six months ended June 30, 1997 were 2.00% (annualized) (absent the assumption of expenses by the Adviser they would have been 3.31%) of average daily net assets. The following table provides a comparison of the transaction and operating expenses paid by GRF and GOF.

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in the Funds. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "Purchase of Shares" in the Prospectuses. The Adviser may from time to time waive fees and/or reimburse certain expenses of a Fund.

SHAREHOLDER TRANSACTION EXPENSES

                                                                            GRF-A
                                                                             POST
                                                 GRF-A GOF-A  GOF-B   GOF-C MERGER
                                                 ----- ----- -------- ----- ------
Maximum Sales Charge Imposed on Purchases (as a
 percent of offering price)....................  5.75% 5.75%     0%      0% 5.75%
Contingent Deferred Sales or Redemption
 Charge*.......................................     0%    0%   5.0%    1.0%    0%
                                                                            GRF-A
ANNUAL FUND OPERATING EXPENSES**                                             POST
(AS A PERCENTAGE OF AVERAGE NET ASSETS)          GRF-A GOF-A GOF-B(A) GOF-C MERGER
---------------------------------------          ----- ----- -------- ----- ------
Management Fee.................................   .75% 1.00%  1.00%   1.00%  .75%
12b-1 Fee/Shareholder Servicing Fee***.........   .25%  .50%  1.00%   1.00%  .25%
Administration Fee.............................   .25%    0%     0%      0%  .25%
Other Expenses
  Transfer and Dividend Disbursing Fees........   .24%  .44%  4.20%   3.49%  .24%
  Custodian Fees...............................   .02%  .16%   .14%    .15%  .02%
  Other Expenses...............................   .20%  .97%   .70%    .17%  .20%
                                                 ----- -----  -----   ----- -----
Total Fund Operating Expenses..................  1.71% 3.07%  7.04%   5.81% 1.71%
                                                 ===== =====  =====   ===== =====

-------

(a) Annualized

  * The Contingent Deferred Sales Charge on Class B shares of GOF is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 5% during the first year to 0% after the sixth year. A Redemption Charge on GOF Class C shares of 1% is applied to redemptions within the first year after purchase and is applied to the lesser of purchase price or net asset value at redemption.

 ** The Adviser has temporarily reimbursed and/or waived certain operating expenses of GOF including management and administrative fees. Such temporary reimbursement/waiver has had the effect of lowering the Fund's expense ratio.

*** Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

Example: You would bear the following expenses on a $1,000 investment assuming
       (1) 5% annual return and (2) redemption at the end of each time period.

                                                                          GRF-A
                                                                          POST
                                          GRF-A   GOF-A   GOF-B   GOF-C  MERGER
                                         ------- ------- ------- ------- -------
1 Year.................................. $ 73.88 $ 86.71 $119.68 $ 67.86 $ 73.88
3 Years................................. $108.28 $146.84 $244.81 $172.19 $108.28
5 Years................................. $144.98 $209.32 $354.48 $284.67 $144.98
10 Years................................ $247.83 $376.36 $636.21 $558.00 $247.83

This table should not be considered a representation of past or future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

Purchase Procedures/Sales Charges

After the Reorganization, shareholders of all Classes of GOF will be shareholders of Class A shares of GRF, and therefore subsequent purchases of shares of GRF will be subject to the applicable initial sales charge as described in "Synopsis-Shareholder Transaction Expenses" above.

Exchange Privileges

Class A shares of GOF and GRF may be exchanged for shares of the following funds, in addition to those Funds, which are also advised by the Adviser, at the current net asset value: Asia Dynasty Fund (Class A), Emerging Markets Growth Fund (Class A), Global Balanced Fund (Class A), Global Hard Assets Fund (Class A), Global Income Fund (Class A), International Investors Gold Fund (Class A) and U.S. Government Money Fund. Class B shares of GOF may be exchanged for Class B shares of the following funds, which are also advised by the Adviser, at the current net asset value: Asia Dynasty Fund (Class B), Emerging Markets Growth Fund (Class B) and Global Hard Assets Fund (Class B). Class C shares of GOF may be exchanged for Class C shares of Emerging Markets Growth Fund (Class C) and Global Hard Assets Fund (Class C). GOF Class B or C shares exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to those shares at the time of original purchase. Shareholders of GRF and GOF are limited to six exchanges per calendar year. In addition, each Fund reserves the right to terminate, modify or impose a fee in connection with the exchange privilege as described in more detail in the Prospectuses and Statements of Additional Information under "Exchange Privilege."

Exchanges out of GOF will be accepted up to the business day prior to the Exchange Date.

Conversion Feature

Eight years after the end of the month in which the shareholder's order to purchase Class B or Class C shares was accepted, such shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fee. This conversion will be on the basis of the relative net asset values of the two Classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of Class B and C shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B or C shares in a shareholder's Fund account will convert in a proportionate amount to the non-reinvestment shares converted.

The conversion of Class B or C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B and C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986 as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under Federal income tax law. The conversion of Class B or C shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B or C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

Redemption Procedures

Shares of GRF and GOF may be redeemed at any time. Shares may be redeemed by writing to DST Systems, Inc., the Funds' transfer agent, through the shareholder's Broker or Agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. Redemptions of GOF shares will be accepted up to the business day prior to the Exchange Date. See also "Redemption of Shares" in the Prospectuses for more information.

Dividends and Distributions

GRF and GOF generally make distributions from net investment income in June and December. Both Funds generally make distributions from net realized capital gains resulting from investment activities annually in December. If the Reorganization is approved by shareholders, GOF intends to declare any applicable dividends and distributions prior to the Exchange Date.

Net Asset Value

The net asset value of GRF and GOF is determined at the close of business on each day the New York Stock Exchange is open for trading. Both Funds compute net asset value by dividing the value of the Fund's securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the Adviser, are accrued daily for the Funds.

Tax Consequences

Upon the closing of the Reorganization, counsel to GOF and GRF, Goodwin, Procter & Hoar LLP will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of GOF to GRF solely in exchange for GRF shares and the assumption by GRF of some of GOF's liabilities and the distribution of such shares to the shareholders of GOF, as provided in the Plan, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code; GRF and GOF will each be a "party to a reorganization" within the meaning of Section 368(b), (ii) GOF will not recognize gain or loss on the transfer of its assets to GRF in the Reorganization, (iii) GOF will not recognize gain or loss upon its distribution to its shareholders of the GRF shares received in the Reorganization, (iv) GRF will not recognize a gain or loss upon the receipt of the assets of GOF in exchange for the GRF shares, (v) shareholders of GOF will not recognize a gain or loss on the exchange of shares of GOF for shares of GRF provided that such shareholders receive solely GRF shares (including fractional shares) in exchange for their GOF shares, (vi) the tax basis of the GOF assets acquired by GRF will be the same to GRF as the tax basis of such assets to GOF immediately prior to the Reorganization and the holding period of the assets of GOF in the hands of GRF will include the period during which those assets were held by GOF, (vii) the aggregate tax basis of the GRF shares received by the shareholders of GOF will be the same as the aggregate tax basis of GOF shares exchanged by such shareholder immediately prior to the Reorganization, (viii) the holding period of the GRF shares (including fractional shares) received by shareholders of GOF will include the holding period that the GOF shares exchanged were held (provided that the GOF shares exchanged were held as a capital asset on the date of the Reorganization). For a discussion of additional tax considerations, see "The Reorganization--Tax Consequences of the Reorganization" below.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

Since both GRF and GOF invest extensively in equity securities of both foreign and domestic issuers engaged in the exploration, development, production of gold and other metals, any risks inherent in such investments are applicable to both entities. GRF may, however, under normal market conditions, also invest in debt securities of such issuers while GOF will not generally invest in debt securities of this type. Thus GRF may be more exposed to the risks involved with investing in debt securities. The market value of debt securities generally varies in direct response to changes in interest rates and the financial condition of the issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. In addition, GRF will also invest in equity and debt securities of companies engaged in the exploration development, production and distribution of other natural resources such as oil, natural gas and coal. To the extent that GRF invests in these types of securities in addition to those related to precious metals, GRF is more diversified than GOF in its investment strategy.

GOF has engaged in a somewhat more aggressive investment strategy in seeking to reach an investment objective that is similar to that of GRF. GOF has the ability to invest a significant portion of its assets in smaller companies involved in the precious metals industry. GRF does not currently invest in such issuers, and has no present intention of doing so. GOF also invests in South Africa while GRF has a fundamental policy that prohibits it from investing in South African issuers and that policy cannot be changed without shareholder approval. Finally, it is the intention of GOF, for defensive purposes, to hold up to 100% of its assets in high quality money market instruments such as certificates of deposit, commercial paper or obligations issued by the U.S. government or any of its agencies or instrumentalities for an indefinite period. Although GRF may make substantial investments in similar money market instruments, it may do so only on a temporary basis. This limitation may lead to greater exposure for GRF to the risks of investing in securities related to the gold and other natural resource companies than would be the case with GOF.

GRF is diversified while GOF is non-diversified. A diversified fund is one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies and other securities; no more than 5% of the value of the fund's total assets is represented by any one issuer; and the fund does not acquire more than 10% of the voting securities of any issuer. A non-diversified fund is any other fund. By virtue of being a non-diversified fund, GOF retains the ability to focus its portfolio of investments in a smaller number of issuers. Such an investment strategy would expose GOF to greater risk of loss in the event of a price decline in one or more issuers in which it held substantial positions. As of June 30, 1997, GRF held more than 5% of its assets in Barrick Gold (6.07%) and Homestake Mining (8.01%), and GRF may invest 5% or a greater percentage of its assets in certain issuers in the future.

For hedging purposes only, GOF may enter into currency swaps while GRF is prohibited from making such investments. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of the currency swap is subject to the risk that the other party to the swap will default on its delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecasts about market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

GOF may borrow up to 30% of the value of its net assets to increase holdings of portfolio securities (i.e., engage in leveraging) while GRF can only borrow up to 10% of its net assets solely for temporary or emergency purposes and may not purchase securities if it has outstanding borrowings equal to 5% or more of its net assets. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of the portfolio securities on the Fund's net asset values and money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. In addition, GOF may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets while GRF may not make such loans. Such loans must be secured by collateral at least equal to the market value of the securities loaned and the Fund must receive any interest or dividends paid on the loaned securities and retain voting rights with respect to the securities. The Fund might experience the risk of loss if the broker-dealer involved in such a loan breaches its agreement.

While it is the policy of GOF and GRF generally not to engage in trading for short-term gains, both GOF and GRF may effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. This may lead to a higher portfolio turnover ratio. The annual portfolio turnover rate for GOF for the fiscal year ended December 31, 1996 was 249.64% while GRF's portfolio turnover rate for the same period was 12.95%. The portfolio turnover rate for GOF for the six months ended June 30, 1997 was 90.44% while GRF's portfolio rate for the same period was 10.95%. The portfolio turnover rate of all funds may vary greatly from year to year. To the extent that a fund has a higher portfolio turnover rate, its overall expenses may increase due to certain transactional costs incurred as a result of effecting a securities trade (such as brokerage commissions).

GRF and GOF both invest in securities issued by foreign issuers. As a result, each Fund may from time to time hold foreign currencies, and therefore, the value of the assets of each Fund (and thus their net asset values) may be affected by changes in currency exchange rates. To the extent such currencies are held by a Fund, such Fund's performance will be less favorable if foreign currency exchange rates move adversely relative to the U.S. dollar. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange controls, less publicly available information, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies, and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies. Foreign securities may also be subject to foreign taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

Both GRF and GOF may invest a substantial portion of their assets in the securities of developing countries with emerging economies or securities markets. Investments in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. See "Risk Factors" in the Prospectus for a more detailed discussion of the risks involved with investments in developing countries.

Both GRF and GOF may invest directly in precious metal coins (including gold, silver, platinum and palladium). The value of such coins generally moves correspondingly with the price of bullion in that the value of these coins is based on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss.

Both GRF and GOF, subject to certain restrictions, are allowed to utilize portfolio strategies involving options, futures, and repurchase agreements which may involve additional risks. See "Risk Factors" in both the Prospectuses and the Statements of Additional Information for a more detailed discussion of the risks involved with these practices and strategies as well as the other practices and strategies discussed in this document.

                              THE REORGANIZATION

Procedures

The Adviser is hereby soliciting shareholders of GOF to vote for the approval of the Reorganization. It is anticipated that the Meeting will be held on Friday, September 26, 1997 at 99 Park Avenue, 8th Floor, New York, New York at 3:00 p.m. If the Fund's shareholders approve the Reorganization, the Reorganization will take place on or about October 28, 1997.

Terms of the Plan of Reorganization and Liquidation

The following is a summary of the significant terms of the Plan which has been considered and approved by the Trustees of Van Eck Funds at a meeting held on April 22, 1997. A copy of the Plan is attached to this Proxy
Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

Valuation of Assets and Liabilities. The assets of GRF and GOF will be valued on the business day prior to the date on which the Reorganization will take place (the "Exchange Date"). The assets in each portfolio will be valued according to the procedures set forth under "Determination of Net Asset Value" in the Statement of Additional Information (a summary of that method appears above under "Synopsis--Net Asset Value"). Redemption requests for GOF which have not been settled as of the Exchange Date will be treated as liabilities for purposes of the Reorganization. Exchange requests as to GOF shares received on the Exchange Date will be treated and processed as exchanges from GRF and will be effected as of the close of business on the Exchange Date.

DISTRIBUTION OF SHARES AND TRANSFER OF ASSETS. On the Exchange Date, GRF will issue to GOF a number of Class A shares of beneficial interest, the aggregate net asset value of which will equal the aggregate net asset value of the assets transferred to GRF by GOF on the Exchange Date. Each shareholder of GOF will receive a number of Class A shares of GRF having an aggregate net asset value equal to the value of his or her shares of GOF. No sales charge or fee of any kind will be charged to the shareholders of GOF in connection with their receipt of Class A shares of GRF in the Reorganization.

EXPENSES. The Adviser has agreed to absorb all of the expenses of GOF and GRF associated with effecting the transactions contemplated by the Plan as well as the unamortized organizational costs of GOF outstanding on the date of the closing of the Reorganization.

REQUIRED APPROVALS. Under the provisions of the Amended and Restated Master Trust Agreement of the Trust, approval of the Plan requires that a majority of GOF's outstanding voting shares must vote in favor of the Plan. Such majority is defined under the Master Trust Agreement as the lesser of (i) 67% or more of the outstanding shares present at the meeting, provided the holders of 50% or more of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

AMENDMENTS AND CONDITIONS. The Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein except that following the meeting of the shareholders of GOF, no such amendment may have the effect of changing the provisions of the Plan determining the number of GRF shares to be issued to GOF shareholders to their detriment without their further approval. The obligations of GRF and GOF are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Securities and Exchange Commission, approval of the Reorganization by the shareholders of GOF and the continuing accuracy of various representations and warranties of GRF and GOF being confirmed by the respective parties.

Benefits to GOF as a Result of Reorganization

1. Certain fixed costs, such as costs of printing shareholder reports, prospectuses, statements of additional information and proxy statements, legal expenses, transfer agency fees, audit fees, registration fees, mailing costs and other expenses will be spread across a larger asset base.

   The asset level of GOF is much smaller than the Adviser had anticipated and it has made it more difficult for the Adviser to achieve its investment objective while maintaining low costs without absorbing a larger portion of GOF's expenses than it had expected. This lower than expected asset level has meant that some fixed costs, such as those listed above, have been spread over a smaller asset base. Although GOF's expense ratio has dropped somewhat from an annualized rate of 7.61% for the period ended December 31, 1995, it remained at the relatively high level of 3.32% for the year ended December 31, 1996 and 3.31% for the six months ended June 30, 1997. Since commencement of operations, the Adviser has been voluntarily absorbing operating expenses of GOF. The Adviser cannot reasonably be expected to subsidize the operations of the Fund indefinitely and without continued subsidization of GOF by the Adviser, the Fund's expense ratio would exceed that of many other funds with similar investment objectives. This would have an adverse impact on the Fund's performance. As a result, GOF's current asset base could decline and the Fund's expense ratio would rise as certain fixed costs would be spread over a shrinking asset base. Expenses assumed by the Adviser were $55,409 for the six months ended June 30, 1997. In addition, the low level of assets in the Fund have made it difficult for the Adviser to effectively pursue the Fund's investment objective.

  GRF, on the other hand, has achieved a substantial asset base since its inception, with net assets of approximately $96.6 million as of June 30, 1997. The Distributor anticipates that net assets of GRF will remain relatively stable compared to GOF, whether or not the Reorganization is approved. It is estimated that after the Reorganization, assuming that substantially all of the net assets of GOF are part of the Reorganization, the total expense ratio of GRF would be 1.85%. There can be no guarantee that GRF's net assets or expense ratio will remain at current levels, or that such reduction in the expense ratio will be available in the future.

2. The Reorganization allows shareholders of GOF to defer recognition of gains or losses on their shares until they choose to recognize such gains and losses.

  As more fully explained in "The Reorganization--Tax Consequences" below, as of the Exchange Date, GOF will obtain an opinion from counsel to the Trust to the effect that the Reorganization has been structured to be consummated, for Federal income tax purposes, on a tax-free basis. Thus, a shareholder of GOF will be able to defer the recognition of any gains or losses on his or her shares of GOF until shares of GRF received pursuant to the Reorganization are exchanged or sold. If GOF were liquidated rather than reorganized, a shareholder would have no choice but to recognize any gains or losses in the current tax year.

Tax Consequences of the Reorganization

The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. GRF and GOF have both elected to qualify as a regulated investment company under the Code, and GRF intends to continue to elect to so qualify. Upon the closing of the Reorganization, counsel to GOF and GRF, Goodwin, Procter & Hoar LLP will opine that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Code, the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of GOF to GRF solely in exchange for GRF shares and the assumption by GRF of some of GOF's liabilities and the distribution of such shares to the shareholders of GOF, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; GRF and GOF will each be a "party to a reorganization" within the meaning of Section 368(b), (ii) GOF will not recognize gain or loss on the transfer of its assets to GRF in the Reorganization, (iii) GOF will not recognize gain or loss upon its distribution to its shareholders of the GRF shares received in the Reorganization, (iv) GRF will not recognize a gain or loss upon the receipt of the assets of GOF in exchange for the GRF shares, (v) shareholders of GOF will not recognize a gain or loss on the exchange of shares of GOF for shares of GRF provided that such shareholders receive solely GRF shares (including fractional shares) in exchange for their GOF shares, (vi) the tax basis of the GOF assets acquired by GRF will be the same to GRF as the tax basis of such assets to GOF immediately prior to the Reorganization and the holding period of the assets of GOF in the hands of GRF will include the period during which those assets were held by GOF, (vii) the aggregate tax basis of the GRF shares received by the shareholders of GOF will be the same as the aggregate tax basis of GOF shares exchanged by such shareholder immediately prior to the Reorganization, (viii) the holding period of the GRF shares (including fractional shares) received by shareholders of GOF will include the holding period that the GOF shares exchanged were held (provided that the GOF shares exchanged were held as a capital asset on the date of the Reorganization). The receipt of such opinions upon the closing of the transaction is a condition to the closing of the Reorganization. If the transfer of assets of GOF in exchange for GRF shares and the assumption by GRF of the liabilities of GOF were deemed not to constitute a tax-free reorganization, each GOF shareholder would recognize gain or loss equal to the difference between the value of the GRF shares such shareholder acquires and the tax basis of such shareholder's GOF shares.

Shareholders should consult their tax advisors regarding the effect, if any of the Reorganization in light of their individual circumstances. Since the foregoing relates only to Federal income tax consequences, shareholders should also consult with their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table sets forth, as of December 31, 1996, the capitalization of GRF (Class A shares) and the capitalization of GOF (Class A, B and C shares).

                              CAPITALIZATION

                                                                    PRO FORMA
                                                                  REORGANIZATION
                                                                  --------------
                                              GRF         GOF          GRF
                                          ------------ ---------- --------------
Total Net Assets
  Class A................................ $132,298,375 $8,446,079  $142,483,174
  Class B................................              $  498,020
  Class C................................              $1,240,700
Shares Outstanding
  Class A................................   23,115,766    835,263    24,896,326
  Class B................................                  49,305
  Class C................................                 122,544
Net Asset Value Per Share
  Class A................................ $       5.72 $    10.11  $       5.72
  Class B................................              $    10.10
  Class C................................              $    10.12

              GOLD/RESOURCES FUND AND GOLD OPPORTUNITY FUND

Financial Highlights

The Financial Highlights below give selected information for a share of GRF and GOF outstanding for the year or period indicated. The Financial Highlights for the periods ended December 31, 1996 and 1995 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose reports thereon appear in GRF's and GOF's Annual Reports, which are incorporated by reference into the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes that also appear in GRF's Annual and Semi-Annual Reports.

                                               GOLD/RESOURCES FUND (CLASS A)
                                            -----------------------------------
                                              FOR THE YEAR      FOR THE YEAR
                                                  ENDED             ENDED
                                            DECEMBER 31, 1996 DECEMBER 31, 1995
                                            ----------------- -----------------
Net Asset Value, Beginning of Period.......     $   5.58          $   5.35
                                                --------          --------
Income from Investment Operations:
  Net Investment Income (Loss).............        (0.06)            (0.03)
  Net Gains (Losses) on Securities (both
   realized and unrealized)................         0.20              0.26
                                                --------          --------
Total from Investment Operations...........         0.14              0.23
                                                --------          --------
Less Distributions:
  Dividends from Net Investment Income.....          --                --
                                                --------          --------
Net Asset Value, End of Period.............     $   5.72          $   5.58
                                                ========          ========
Total Return...............................        2.51%              4.3%
-------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000)............     $132,298          $155,974
Ratio of Expenses to Average Net Assets....        1.71%             1.81%
Ratio of Net Investment Income/(Loss) to
 Average Net Assets........................       (0.75%)           (0.44%)
Portfolio Turnover Rate....................       12.95%             6.16%
Average Commissions Paid...................     $ 0.0186

                                 GOLD OPPORTUNITY FUND (CLASS)
                          ----------------------------------------------------
                                                          FOR THE PERIOD
                               FOR THE YEAR             JANUARY 5, 1995(A)
                                   ENDED                        TO
                            DECEMBER 31, 1996*           DECEMBER 31, 1995
                          ----------------------------  ----------------------
                             A        B           C        A        B     C
                          -------  -------     -------  -------    --- -------
Net Asset Value,
 Beginning of Period....  $  9.67  $ 11.99     $  9.67  $  9.43    N/A $  9.43
                          -------  -------     -------  -------    --- -------
Income from Investment
 Operations:
  Net Investment........     0.02     0.00        0.00     0.06(c) --     0.07(c)
  Net Gains (Loss) on
   Investments (both
   realized and
   unrealized)..........     0.49    (1.80)       0.51     0.35    --     0.34
                          -------  -------     -------  -------    --- -------
Total from Investment
 Operations.............     0.51    (1.80)       0.51     0.41    --     0.41
                          -------  -------     -------  -------    --- -------
Less Distributions:
From Net Investment
 Income.................    (0.02)   (0.04)      (0.01)   (0.17)   --    (0.17)
From Realized Gains.....    (0.05)   (0.05)      (0.05)     --     --      --
                          -------  -------     -------  -------    --- -------
Total Distributions.....    (0.07)   (0.09)      (0.06)   (0.17)   --    (0.17)
                          =======  =======     =======  =======    === =======
Net Asset Value, End of
 Period.................  $ 10.11  $ 10.10     $ 10.12  $  9.67    --  $  9.67
                          =======  =======     =======  =======    === =======
Total Return............    5.27%  (15.01%)      5.27%    4.35%    --    4.35%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY
 DATA
Net Assets, End of
 Period (000)...........  $ 8,446  $   498     $ 1,241  $ 1,906    N/A $   105
Ratio of Gross Expenses
 to Average Net Assets
 (b)....................    3.07%    7.04%(d)    5.81%    6.73%(d) --   24.34%(d)
Ratio of Net Expenses to
 Average Net Assets.....    1.14%    1.68%(d)    1.25%       0%(d) --       0%(d)
Ratio of Net Investment
 Income/ (Loss) to
 Average Net Assets.....    0.16%   (0.35%)(d)   0.07%    0.63%(d) --    0.68%(d)
Portfolio Turnover Rate.  249.64%  249.64%     249.64%  184.76%    --  184.76%
Average Commission Rate
 Paid...................  $0.0210  $0.0210     $0.0210      N/A    N/A     N/A

-------
 * Financial Information regarding Class B shares is for the period from April 24, 1996 to December 31, 1996.

(a) Commencement of operations.

(b) If the expenses had not been assumed by the Adviser or reduced by a custodian fee arrangement.

(c) Based on average shares outstanding.

(d) Annualized.

Management

Trustees. The management of the business and affairs of GRF and GOF is the responsibility of the Board of Trustees. The Trustees of Van Eck Funds (of which GRF and GOF are series), consist of nine persons, five of whom are not "interested persons" as defined in the 1940 Act.

Investment Adviser and Administrator. Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, the Adviser, serves as the investment adviser and manager for the Funds pursuant to Advisory Agreements with the Trust. Under the Investment Advisory Agreements, the Adviser provides the Funds with a continuous investment program which includes determining which securities should be bought, sold or held. The Adviser also manages the business and affairs of the Funds. GRF also pays the Adviser a separate fee for administrative and accounting services. GOF and GRF pay the Adviser fees at the rates indicated under "Synopsis--Investment Advisory Fees" above. The advisory fees paid to the Adviser with respect to the Funds are higher than the fees paid by most investment companies because of the complexities of managing this type of fund (such as following interest rates, currency exchange rates, industries and companies in many different countries and financial markets throughout the world). For additional information see "Management" in the Prospectuses and "Investment Advisory Services" in the Statements.

Portfolio Manager. Lucille Palermo serves as President and Portfolio Manager for both GRF and GOF. Ms. Palermo is the Associate Director, Mining Research for the Adviser and an officer of another mutual fund advised by the Adviser. Ms. Palermo has been employed by the Adviser since 1989 in various capacities. Prior to her employment with the Adviser, she was an Investment Strategist and Analyst with Drexel Burnham Lambert from 1979 through 1989. Ms. Palermo has over 20 years of experience in the investment business.

Transfer Agent. The Transfer Agent and Dividend Paying Agent for the Funds is DST Systems, Inc., P.O. Box 418407, Kansas City, Missouri 64141.

Shares of GRF to be Issued in the Reorganization and Shares of GOF

Shares. On the Exchange Date, all shareholders of GOF will be given a number of Class A shares of beneficial interest, par value $.001, of GRF having an aggregate net asset value equal to the net asset value of his or her shares of GOF. The shares of GRF to be issued in the Reorganization will be identical in all respects to all Class A shares of GRF then outstanding.

Voting Rights. Shareholders of GRF and GOF are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Trustees (to the extent hereafter provided) and other matters submitted to a vote of shareholders. With respect to the 12b-1 Plans in effect for GRF and GOF, shareholders of each Class are only entitled to vote on matters affecting their particular plan. Under the Amended and Restated Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless required by the 1940 Act. The Board of Trustees is a self-perpetuating body until fewer than 50% of the Trustees serving as such are Trustees who were elected by the shareholders. Under the Amended and Restated Master Trust Agreement, any Trustee may be removed by a vote of two-thirds of the outstanding Trust shares (outstanding Trust shares include shares of all series of the Trust and not solely shares of GRF or GOF); and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. With respect to each of GOF and GRF, each issued and outstanding share is entitled to participate equally in dividends and distributions declared by such Fund and, upon liquidation or dissolution, in the net assets of such Fund remaining after satisfaction of outstanding liabilities.

Shareholder Liability. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Amended and Restated Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote. The liability provisions are identical for shareholders of GRF and GOF.

Control. As of July 31, 1997, there were no persons who exercised control over GRF or GOF as "control" is defined in the 1940 Act.

Other Classes. GRF does not have any other classes of securities outstanding as defined in the 1940 Act other than the Class A shares described herein. GOF has three Classes of shares outstanding which are designated Class A, Class B and Class C shares. The three Classes are identical in all respects except that: (1) (i) the Class A shares will be subject to a front-end sales charge,
(ii) the Class B shares will be subject to a contingent deferred sales charge, and (iii) Class C shares will be subject to a contingent deferred redemption charge, (2) each Class has adopted its own Rule 12b-1 Plan, (3) the three classes will vote separately on their respective 12b-1 Plans and (4) any higher incremental transfer agency costs and any other costs attributable solely to one Class will be borne exclusively by that Class.

Contingent Deferred Sales or Redemption Charges. GOF Class B shares are sold subject to a contingent deferred sales charge of up to 5.0% and such charge, if any, is to be imposed at the time of redemption of such shares. GOF Class C shares are sold subject to a contingent deferred redemption charge of 1.0% and such charge is to be imposed at the time of redemption of such shares. The Distributor has agreed that it will not impose such sales charges from the date of the Special Meeting of Shareholders (or any adjournment thereof) until the Reorganization.

Shareholder Inquiries. Shareholder inquiries with respect to GRF or GOF should be addressed to the Funds by telephone at (800) 826-3251 or in writing at the address set forth on the cover page of the Proxy Statement/Prospectus.

Dividends and Distributions. Any dividends and capital gains paid by GRF or GOF may be received by the shareholder in cash or may be reinvested in that Fund at the net asset value (without imposition of a sales charge) on the day so determined by the Board of Trustees. In addition, dividends and capital gains (except those paid by Class B and Class C shares) may also be reinvested in Class A shares of any other series of Van Eck Funds.

Tax Consequences. For a discussion of the tax consequences associated with an investment in GRF or GOF, see "Taxes" in the Trust's Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state and local taxes.

Purchase of Shares. Both prior to, and subsequent to the Reorganization, shares of GRF will be offered continuously for sale by the Distributor or by Brokers and Agents which have entered into selling group or selling agency agreements with Van Eck Securities Corporation, 99 Park Avenue, New York, New York 10016 (the "Distributor"). The Reorganization will have no effect on the purchase procedures for shares of GRF. GOF discontinued sales of its shares to new shareholders as of April 30, 1997. See "Purchase of Shares" in the Prospectuses. For more information on the Distributor, see "The Distributor" in the Statements of Additional Information.

Each Class of shares of GRF and GOF has adopted a 12b-1 Plan in accordance with the 1940 Act. The 12b-1 Plans are described in "Synopsis--Other Fees" above. Each 12b-1 Plan must be approved annually by the Board of Trustees. For more discussion of the 12b-1 Plans, see "Plan of Distribution" in the Prospectuses.

Redemption Procedures. Redemption procedures for Class A shares of GRF are identical to the redemption procedures currently in effect for GOF. Shares of the Funds will be redeemed on the day on which proper instructions are received by DST. See "Redemption of Shares" in the Prospectuses.

Other Matters

It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

                      INFORMATION CONCERNING THE MEETING

Date, Time and Place of Meeting

The Meeting for shareholders of GOF will be held on Friday, September 26, 1997 at 99 Park Avenue, 8th Floor, New York, New York 10016 at 3:00 p.m.

Solicitation, Revocation and Use of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, New York 10016. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Plan and any other proposals.

Record Date and Outstanding Shares

Only holders of record of GOF's shares of beneficial interest, par value $.001 per share, at the close of business on Friday, August 15, 1997 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were 659,538.764 shares of GOF outstanding and entitled to vote.

Security Ownership of Certain Beneficial Owners and Management

No person or entity owns beneficially 5% or more of the shares of GOF or GRF except as stated in "Introduction" above.

Voting Rights and Required Vote

Voting procedures are described under "The Reorganization--Terms of the Agreement and Plan of Reorganization" above.

A proxy that is properly executed and returned to a broker that holds GOF shares for a client in its own name, accompanied by instructions to withhold authority to vote with respect to the reorganization proposal, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power), and the shares represented thereby will be considered not to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business for that proposal and will be deemed not cast with respect to such proposal. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, and, therefore, have the effect of a negative vote on matters which require approval by a requisite percentage of the outstanding shares.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in such manner as they determine to be in the best interest of shareholders with respect to any proposal to adjourn the Meeting. A shareholder vote may be taken on the reorganization prior to such adjournment if sufficient votes have been received for approval.

Under Massachusetts law, shareholders of a registered investment company are not entitled to demand fair value of the shares and will be bound by the terms of the Reorganization if the Plan is approved at the Meeting. Any shareholder in GOF may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck fund (without imposition of any sales or redemption charge) prior to the date of the Reorganization.

                            ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which GRF and GOF, respectively, have filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

Reports, proxy statements, registration statements and other information filed by GRF and GOF can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 7 World Trade Center, New York, New York 10048 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                                                      EXHIBIT A

                    PLAN OF REORGANIZATION AND LIQUIDATION

PLAN OF REORGANIZATION AND LIQUIDATION dated as of April 22, 1997, adopted by Van Eck Funds, a Massachusetts business trust (the "Trust"), on behalf of Gold Opportunity Fund, a series of the Trust, and Gold/Resources Fund, another series of the Trust. (Gold Opportunity Fund and Gold/Resources Fund are referred to collectively as the "Funds" and individually as a "Fund.")

                                  WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of Gold Opportunity Fund in exchange solely for Class A shares of beneficial interest, par value $0.001 per share, of the Gold/Resources Fund ("Gold/Resources Fund Shares") and the assumption by Gold/Resources Fund of all of the stated liabilities of Gold Opportunity Fund and the distribution, after the Closing hereinafter referred to, of Gold/Resources Fund Shares to the shareholders of Gold Opportunity Fund in liquidation of Gold Opportunity Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons, have determined with regard to each Fund that participating in the transactions contemplated by this Plan is in the best interests of the respective Funds.

NOW, THEREFORE, the Trustees hereby declare the following Plan:

1. Transfer of Assets. Subject to the terms and conditions set forth herein, at the closing provided for in Section 4 (herein referred to as the "Closing"), the Trust shall transfer all of the assets of Gold Opportunity Fund, and assign all Assumed Liabilities (as hereinafter defined), to Gold/Resources Fund, and Gold/Resources Fund shall acquire all such assets, and shall assume all such Assumed Liabilities, upon delivery to the Trust of Gold/Resources Fund Shares having a net asset value equal to the value of the net assets of Gold Opportunity Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of Gold Opportunity Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of Gold Opportunity Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then current prospectus and statement of additional information of Gold/Resources Fund.

All Assumed Liabilities of Gold Opportunity Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to Gold/Resources Fund and may be enforced against Gold/Resources Fund to the same extent as if the same had been incurred by Gold/Resources Fund.

2. Liquidation of the Gold Opportunity Fund. At or as soon as practicable after the Closing, Gold Opportunity Fund will be liquidated and the New Shares delivered to the Trust on behalf of Gold Opportunity Fund will be distributed to shareholders of Gold Opportunity Fund, each shareholder to receive the number of New Shares equal to the pro rata portion of shares of beneficial interest of Gold Opportunity Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of Gold/Resources Fund in the name of each shareholder of Gold Opportunity Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Trust shall file on behalf of Gold Opportunity Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of Gold Opportunity Fund and shall take all other steps necessary to complete liquidation and dissolution of Gold Opportunity Fund.

3. Conditions Precedent. The obligations of the Trust to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of the following conditions:

  (a) At or immediately prior to the Closing, the Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Gold Opportunity Fund all of the Fund's investment company taxable income, if any, for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

  (b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the Trust to carry out the transactions contemplated by this Plan shall have been received;

  (c) A registration statement of the Trust on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust to be necessary or appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

  (d) All necessary actions have been taken in order to enable Gold/Resources Fund to offer the New Shares to the public in all states in which the ability to offer such New Shares is required for consummation of the transactions contemplated hereunder.

  (e) The Trustees of the Trust shall have received a legal opinion from Goodwin, Procter & Hoar LLP, counsel to the Trust, in form and substance reasonably satisfactory to the Trustees of the Trust, as to such matters as the Trustees may reasonably request, including an opinion regarding the tax consequences of the reorganization.

  (f) A vote approving this Plan and the reorganization contemplated hereby shall have been adopted by at least a majority (as defined in the 1940
      Act) of the outstanding shares of beneficial interest of Gold Opportunity Fund entitled to vote at the Meeting of Shareholders of Gold Opportunity Fund duly called for such purpose.

4. Closing. The Closing shall be held at the offices of the Trust and shall occur (a) as of the close of business on or about October 28, 1997, (b) if all regulatory or shareholder approvals shall not have been received as of that date, then on the first Monday following receipt of all necessary regulatory approvals and the final adjournment of meetings of shareholders of Gold Opportunity Fund at which this Plan is considered or (c) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following, the Closing, the Trust shall distribute the New Shares to Gold Opportunity Fund Record Holders (as herein defined) by instructing Gold/Resources Fund to register the appropriate number of New Shares in the names of Gold Opportunity Fund's shareholders and Gold/Resources Fund agrees promptly to comply with said instruction. The shareholders of record of the Gold Opportunity Fund as of the close of business on the Valuation Date shall be certified by the Trust's transfer agent (the "Gold Opportunity Fund Record Holders").

5. Expenses. The expenses of the transactions contemplated by this Plan shall be borne by Van Eck Associates Corporation. In addition, Van Eck Associates Corporation has agreed to bear all of the unamortized organizational costs of Gold Opportunity Fund outstanding at the Closing.

6. Termination. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust with respect to either of Gold Opportunity Fund or Gold/Resources Fund, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for either Fund. In the event of any such termination, there shall be no liability for damages on the part of either Gold Opportunity Fund or Gold/Resources Fund, or their respective Trustees or officers, to the other party or its Trustees or officers.

7. Amendments. This Plan may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust with respect to either Fund; provided, however, that following the meeting of Gold Opportunity Fund shareholders called by the Trust pursuant to
Section 3(f) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Gold/Resources Fund Shares to be issued to the Gold Opportunity Fund shareholders under this Plan to the detriment of such shareholders without their further approval.

8. Governing Law. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

9. Further Assurances. The Trust, with respect to Gold Opportunity Fund and Gold/Resources Fund, shall take such further action, prior to, at, and after the Closing, as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

10. Limitations of Liability. The term "Van Eck Funds" means and refers to the Trustees from time to time serving under the Amended and Restated Master Trust Agreement (the "Master Trust Agreement") of the Trust, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Gold Opportunity Fund or the Gold/Resources Fund series of the Trust, as the case may be, as provided in the Master Trust Agreement. With respect to each Fund, the execution and delivery of this Plan has been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the Trust property of the respective series of the Trust as provided in the Master Trust Agreement. The Master Trust Agreement of the Trust provides, and it is expressly agreed, that each Fund shall be solely and exclusively responsible for the payment of its debts, liabilities and obligations, and that no other Fund shall be responsible for the same.

IN WITNESS WHEREOF, the Trustees have caused this Plan to be executed on behalf of each Fund as of the date first set forth above by their duly authorized representatives.

Attest:                                Van Eck Funds on behalf of Gold
                                       Opportunity Fund and Gold/Resources
                                       Fund

   /s/ Thaddeus Leszczynski            By:   /s/ John C. van Eck
------------------------------------      --------------------------------------
                                                 John C. van Eck,
     Thaddeus Leszczynski,

           Secretary

The undersigned hereby accepts its obligation to pay expenses pursuant to
Section 5 hereof.

Attest:                                               President
                                       Van Eck Associates Corporation



   /s/ Thaddeus Leszczynski            By:      /s/ Philip D. DeFeo
------------------------------------      -------------------------------------
                                                    Philip D. DeFeo,
     Thaddeus Leszczynski,
                                                      President
           Secretary

                                 VAN ECK FUNDS
                              GOLD/RESOURCES FUND
                             GOLD OPPORTUNITY FUND
                           99 Park Avenue, 8th Floor
                           New York, New York 10016

                              1-800-826-3251

                       ---------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                       ---------------------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Gold Opportunity Fund (the "Fund" or "GOF"), a series of Van Eck Funds, dated August 18, 1997, which is enclosed. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

Further information about the Gold/Resources Fund series of Van Eck Funds ("GRF") is contained in and incorporated by reference to its latest prospectus, dated April 30, 1997, its latest Statement of Additional Information, dated April 30, 1997, its Annual Report to shareholders for the year ended December 31, 1996 and its Semi-Annual Report to shareholders for the six months ended June 30, 1996, all of which are incorporated by reference herein and are available at no cost by either calling the Trust at the phone number listed above or by writing to the Trust at the above address.

Further information about the Fund is contained in and incorporated by reference to the Trust's post-effective amendment to its registration statement filed on March 3, 1997, its Annual Report to Shareholders for the year ended December 31, 1996 and its Semi-Annual Report to shareholders for the six months ended June 30,1996, all of which are incorporated by reference herein and are available at no cost by either calling GOF at the phone number listed above or by writing to GOF at the above address.

    THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED AUGUST 18, 1997.

TABLE OF
CONTENTS                                                                   PAGE
-------------------------------------------------------------------------------
General Information.........................................................  2

                              GENERAL INFORMATION

The shareholders of GOF are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of substantially all of the assets of GOF for Class A shares of GRF, the assumption of the liabilities of GOF by GRF, the distribution of GRF shares to the shareholders of GOF and the liquidation of GOF. GRF is an open-end, diversified management investment company and a series of Van Eck Funds which is organized as a Massachusetts business trust. A Special Meeting of Shareholders to consider the Plan and other matters described in the Proxy Statement/Prospectus will be held at 99 Park Avenue, 8th Floor, New York, New York on Friday, September 26, 1997 at 3:00 p.m.

For detailed information about the Plan, shareholders of GOF should refer to the Proxy Statement/Prospectus.

                                    PART C

                               OTHER INFORMATION


ITEM 15. Indemnification

                                ---------------

     Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, previously filed as Exhibit (1) to the Registration Statement.

     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

                                    --------

     (1) Form of Amended and Restated Master Trust Agreement (Incorporated by reference from Post-Effective Amendment No. 20); Form of Amendment to the Master Trust Agreement changing the name of Short-Term World Income Fund to Short-Term World Income Fund-C, and changing the name of International Equities Fund to International Growth Fund (Incorporated by reference from Post-Effective Amendment No. 20); Form of second Amendment to the Amended and Restated Master Trust Agreement adding Asia Dynasty Fund as a series of the Trust (Incorporated by reference from Post-effective Amendment No. 23); Third Amendment to the Amended and Restated Master Trust Agreement adding Gold/Resources Fund as a series of the Trust and changing the name of International Investors to International Investors Gold Fund (incorporated by reference from Post-Effective Amendment No. 28); Fourth Amendment to the Amended and Restated Master Trust Agreement adding Global SmallCap Fund and Asia Infrastructure Fund as series of the Trust (incorporated by reference from Post-effective Amendment No. 30); Form of Fifth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference from Post-effective Amendment No. 35); Form of Sixth Amendment to Amended and Restated Master Trust Agreement (incorporated by reference from Post-effective Amendment No. 35); Seventh Amendment to Amended and Restated Master Trust Agreement adding Global Hard Assets Fund as series of the Trust (incorporated by reference from Post-effective Amendment No. 36); Eighth Amendment to Amended and Restated Master Trust Agreement adding Gold Opportunity Fund as series of the Trust (incorporated by reference from Post-effective Amendment No. 37).

     (2) By-laws of Registrant (incorporated by reference from Registration Statement No. 2-97596).

     (3)   Not Applicable.

     (4) Form of Plan of Reorganization and Liquidation between Gold Opportunity Fund and Gold/Resources Fund (See Exhibit A to Part A of this filing).

  (5)(a) Form of certificate of shares of beneficial interest of the Global Opportunity Fund (incorporated by reference from Pre-Effective Amendment No. 35); Forms of certificates of shares of beneficial interest of the Gold/Resources Fund (incorporated by reference from Post-Effective Amendment No. 1);

  (5)(b) Instruments defining rights of security holders (See Exhibit (1) above).

  (6)(a) Advisory Agreement (incorporated by reference from Post-Effective Amendment No. 1).

  (6)(b) Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference from Post-effective Amendment No. 34).

  (6)(c) Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference from Post-effective Amendment No. 37).

  (7)(a) Distribution Agreement (incorporated by reference from Post-Effective Amendment No. 1).

  (7)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference from Post-Effective Amendment No. 1);

  (7)(c) Letter Agreement to add Gold/Resources Fund-C, International Investors Gold Fund-C, Global SmallCap Fund-C and Asia Infrastructure Fund-C (incorporated by reference from Post-effective Amendment No.
           34) Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference from Post-effective Amendment No. 37).

  (7)(d) Amendment to Form of Selling Group Agreement (incorporated by reference from Post-Effective Amendment No. 9).

  (7)(e) Selling Agency Agreement (incorporated by reference from Post-Effective Amendment No. 12).

    (8)    Not Applicable.

 (9)(a) Custodian Agreement (incorporated by reference from Post-Effective Amendment No. 1).

(9)(a)(1) Form of Custody Agreement between the Van Eck Funds and Bankers Trust Company (Incorporated by reference from Post-Effective Amendment No.
           20).

  (9)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference from Post-Effective Amendment No. 1).

  (9)(c) Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. ___).

    (10) Form of Plan of Distribution with respect to Gold/Resources Fund (Class A and B)(incorporated by reference from Post-Effective Amendment No. 26). Form of Plan of

           Distribution with respect to Gold/Resources Fund (Class C) (incorporated by reference from Post-effective Amendment No. 34).

 (10)(a) Form of Letter Agreement to add Gold Opportunity Fund (Class A) (incorporated by reference from Post-effective Amendment No. 37). Form of Letter Agreement to add Gold Opportunity Fund (Class C) (incorporated by reference from Post-effective Amendment No. 37).

    (11) Opinion of Goodwin, Procter & Hoar LLP, including consent, incorporated by reference to registration statement on Form N-14 filed via EDGAR on May 22, 1997.

    (12) Copy of legal opinion from Goodwin, Procter & Hoar LLP, supporting the tax matters and consequences to shareholders discussed in the prospectus.*

 (13)(a) Accounting and Administrative Services Agreement with respect to Gold/Resources Fund (incorporated by reference from Post-effective Amendment No. 31).

 (13)(b) Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference from Post-effective Amendment No. 34). Letter Agreement to add Gold Opportunity Fund (incorporated by reference from Post-effective Amendment No. 37).

    (14) Consent of Coopers & Lybrand L.L.P. incorporated by reference to registration statement on Form N-14 filed via EDGAR on May 22, 1997.

    (15)   Not Applicable.

    (16)   Not Applicable.



 (17)(a) Combined Prospectus for Gold Opportunity Fund and Gold/Resources Fund Filed via EDGAR in Post-Effective Amendments No. 49 on March 3, 1997 and 50 on March 18, 1997 to the Registration Statement for Van Eck Funds (1933 Act No. 2-97596).

 (17)(b) Combined Statement of Additional Information for Gold Opportunity Fund and Gold/Resources Fund filed via EDGAR in Post-Effective Amendment No. 49 on March 3, 1997 to the Registration Statement for Van Eck Funds (1933 Act. No. 2-97596).

 (17)(c) 1996 Annual Report for Gold Opportunity Fund filed via EDGAR on March 4, 1997.

 (17)(d) Semi-Annual Report for Period ended June 30, 1996 for Gold Opportunity Fund filed via EDGAR on August 28, 1996.

 (17)(e) 1996 Annual Report for Gold/Resources Fund filed via EDGAR on February 28, 1997.

 (17)(f) Semi-Annual Report for period ended June 30, 1996 for Gold/Resources Fund via EDGAR on August 28, 1996.

*To be filed by amendment

Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                       SIGNATURES AND POWER OF ATTORNEY
                                  ----------

     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of August 1997.


                                 VAN ECK FUNDS


                                 By: John C. van Eck
                                    ----------------------------------
                                    John C. van Eck, President and CEO



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


     Signature              Title                            Date

     /s/ John C. van Eck    Trustee  and                     August 27, 1997
     --------------------   Chief Executive
     John C. van Eck        Officer


            *               Principal Accounting             August 27, 1997
     --------------------   Officer
     Bruce J. Smith


            *               Trustee                          August 27, 1997
     --------------------
     Jeremy Biggs

            *                 Trustee                         August 27, 1997
     --------------------
     Richard Cowell


            *                 Trustee                         August 27, 1997
     --------------------
     Philip DeFeo


            *                 Trustee                         August 27, 1997
     --------------------
     Wesley G. McCain


            *                 Trustee                         August 27, 1997
     --------------------
     Ralph F. Peters


            *                 Trustee                         August 27, 1997
     --------------------
     David J. Olderman


            *                 Trustee                         August 27, 1997
     --------------------
     Richard Stamberger


            *                 Trustee                         August 27, 1997
     --------------------
     Fred M. van Eck

* Executed on behalf of Trustee by John C. van Eck as attorney-in-fact.

Front of Proxy
--------------

                                 VAN ECK FUNDS
                             GOLD OPPORTUNITY FUND
    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 26, 1997


     The undersigned shareholder of GOLD OPPORTUNITY FUND (the "Fund"), a series of Van Eck Funds (the "Trust"), having received Notice of the Special Meeting of Shareholders of the Fund to be held on September 26, 1997 and the Proxy Statement/Prospectus accompanying such Notice, hereby constitutes and appoints Thaddeus Leszczynski, Barbara Allen and Susan Grant and each of them, true and lawful attorneys or attorney for the undersigned, with several powers of substitution, for and in the name, place and stead of the undersigned, to attend and vote all shares of the Fund which the undersigned would be entitled to vote at the Meeting to be held at 99 Park Avenue, 8th Floor, New York, New York, on September 26, 1997, at 3:00 p.m. New York Time, and at any and all adjournments thereof, with all powers the undersigned would possess if personally present.



           Dated: _________________ 1997



                              Signature(s) of Shareholder(s)



                              For joint accounts, all co-owners must
                              sign. Executors, administrators, trustees, etc. should so indicate when signing.

Back of Proxy
-------------


     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

     PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                   Please vote by filling in the box below.


1. To approve the Agreement and Plan of Reorganization and Liquidation involving the exchange of substantially all of the Fund's assets for shares of Gold/Resources Fund, another series of the Trust, the assumption of the liabilities of the Fund by Gold/Resources Fund, the distribution of Gold/Resources Fund shares to the shareholders of the Fund and the subsequent liquidation of the Fund.



               FOR [_]           AGAINST [_]           ABSTAIN [_]